                                  Exhibit 20:
                        Monthly Servicer's Certificate

A. Trust Level Activity
         Number of Days in Collection Period                                                                                30
         Beginning Principal Receivables Balance                                                              1,728,490,682.31
         Beginning Special Funding Account Balance                                                                        0.00
         Beginning Principal Receivables + SFA Balance                                                        1,728,490,682.31
         Special Funding Account Earnings                                                                                 0.00
         Finance Charge Collections                                                                              26,155,352.08
         Interchange Collections                                                                                  1,843,728.14
         Collection Account Investment Proceeds                                                                      32,205.09
         Recoveries treated as Finance Charge Collections                                                                 0.00
         Total Finance Charge Receivables Collections                                                            28,031,285.31
         Principal Receivables Collections                                                                      167,569,627.34
         Recoveries treated as Principal Collections                                                              1,113,491.62
         Total Principal Receivables Collections                                                                168,683,118.96
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                          11.61%
         Defaulted Amount (Net of Recoveries)                                                                    11,146,080.48
         Annualized Default Rate                                                                                         7.74%
         Trust Portfolio Yield                                                                                          19.46%
         New Principal Receivables                                                                              131,086,078.38
         Aggregate Account Addition or Removal (Y/N)?                                                                        N
         Date of Addition/Removal                                                                                          n/a
         Principal Receivables at the end of the day of Addition/Removal                                                  0.00
         SFA Balance at the end of the day of Addition/Removal                                                            0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                     n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                     n/a
         Ending Principal Receivables Balance                                                                 1,679,629,847.02
         Ending Special Funding Account (SFA) Balance                                                                     0.00
         Ending Principal Receivables + SFA Balance                                                           1,679,629,847.02
         Required Minimum Principal Balance                                                                   1,605,000,000.00
         Transferor Percentage                                                                                          11.98%

July 15 1999 Servicer Report SEC filing

B. Series Allocations
                                                           Total                1998-2            1998-3              1998-4
         Group                                                                    1                 1                   2
         Class A Invested Amount                                                528,000,000.00    528,000,000.00        0.00
         Class B Invested Amount                                                113,000,000.00    113,000,000.00        0.00
         Collateral Invested Amount                                              67,000,000.00     67,000,000.00        0.00
         Class D Invested Amount                                                 42,000,000.00     42,000,000.00        0.00
         Total Invested Amount                             1,500,000,000.00     750,000,000.00    750,000,000.00        0.00
         Required Transferor Amount                          105,000,000.00      52,500,000.00     52,500,000.00        0.00
         Invested Amount + Req Transf Amount               1,605,000,000.00     802,500,000.00    802,500,000.00        0.00
         Series Allocation Percentage                               100.00%             50.00%            50.00%       0.00%
         Series Allocable Finance Charge Collections                             14,015,642.66     14,015,642.66        0.00
         Series Allocable Principal Collections                                  84,341,559.48     84,341,559.48        0.00
         Series Allocable Defaulted Amounts                                       5,573,040.24      5,573,040.24        0.00
         Series Allocable Servicing Fee                                           1,250,000.00      1,250,000.00        0.00
         In Revolving Period?                                                                Y                 Y           Y
         Available for Shared Principal Collections          156,057,421.61      78,028,710.81     78,028,710.81        0.00
         Principal Shortfall                                           0.00               0.00              0.00        0.00
         Allocation of Shared Principal Collections                    0.00               0.00              0.00        0.00
         FC Available for other Excess Allocation Series               0.00               0.00              0.00        0.00
         Finance Charge Shortfall                             18,482,142.77       9,241,071.39      9,241,071.39        0.00
         Allocation of Excess Finance Charge Collections               0.00               0.00              0.00        0.00

B. Series Allocations
         Amounts Due                                                            1998-2            1998-3              1998-4
                          Principal Allocation Percentage                              86.78%             86.78%       0.00%
                          Floating Allocation Percentage                               86.78%             86.78%       0.00%
                          Class A Certificate Rate                                     5.088%             5.118%      0.000%
                          Class B Certificate Rate                                     5.298%             5.348%         n/a
                          CIA Certificate Rate                                         5.863%             5.963%      0.000%
                          Class D Certificate Rate                                     0.000%             0.000%      0.000%
                          Class A Interest                                       2,238,500.00       2,251,700.00        0.00
                          Class B Interest                                         498,847.92         503,556.25        0.00
                          Collateral Monthly Interest                              327,322.92         332,906.25        0.00
                          Class D Interest                                               0.00               0.00        0.00
                          Investor Monthly Interest                              3,064,670.83       3,088,162.50        0.00
                          Investor Default Amount (Net of Recoveries)            4,836,335.22       4,836,335.22        0.00
                          Interchange Collections                                  800,002.06         800,002.06        0.00
                          0.75% of Interchange                                     468,750.00         468,750.00        0.00
                          Servicer Interchange                                     468,750.00         468,750.00        0.00
                          Monthly Servicing Fee (Before Adjustments)             1,250,000.00       1,250,000.00        0.00
                              Interchange Adjustment                                     0.00               0.00        0.00
                              SFA Adjustment                                             0.00               0.00        0.00
                          Monthly Servicing Fee (After Adjustments)              1,250,000.00       1,250,000.00        0.00

C. Group 1 Allocations
                                                           Total                1998-2            1998-3
         Adjusted Invested Amount for Series               1,500,000,000.00   750,000,000.00     750,000,000.00
         Principal Collections                               146,384,751.18    73,192,375.59      73,192,375.59
         Finance Charge Collections                           24,325,805.40    12,162,902.70      12,162,902.70
         Investor Monthly Interest                             6,152,833.33     3,064,670.83       3,088,162.50
         Investor Default Amount                               9,672,670.44     4,836,335.22       4,836,335.22
         Monthly Servicing Fee                                 2,500,000.00     1,250,000.00       1,250,000.00
         Total Amount Due                                     18,325,503.77     9,151,006.05       9,174,497.72
         Excess Before Reallocation                            6,000,301.63     3,011,896.65       2,988,404.98
         Reallocation of Finance Charge Collections                               -11,745.83          11,745.83
         Dollars of Excess Spread                              6,000,301.63     3,000,150.81       3,000,150.81
         Percentage Excess Spread                                     4.80%            4.80%              4.80%
         Reallocated Finance Charge Collections               24,325,805.40    12,151,156.86      12,174,648.53


July 15 1999 Servicer Report SEC filing

C. Group 2 Allocations
                                                           Total                1998-4
         Beginning Invested Amount After Giving                        0.00             0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                         0.00             0.00
         Finance Charge Collections                                    0.00             0.00
         Investor Monthly Interest                                     0.00             0.00
         Investor Default Amount                                       0.00             0.00
         Monthly Servicing Fee                                         0.00             0.00
         Total Amount Due                                              0.00             0.00
         Excess Before Reallocation                                    0.00             0.00
         Reallocation of Finance Charge Collections                                     0.00
         Dollars of Excess Spread                                      0.00             0.00
         Percentage Excess Spread                                       n/a              n/a
         Reallocated Finance Charge Collections                        0.00             0.00

D. Trust Performance
         30-59 Days Delinquent                                                 31,548,862.16
         60-89 Days Delinquent                                                 18,396,080.94
         90+ Days Delinquent                                                   41,490,458.99
         Total 30+ Days Delinquent                                             91,435,402.09


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Jun-99
Current Payment Date                     15-Jul-99
Actual / 360 Days                            30                  30                   30                  30
30 / 360 Days                                30                  30                   30                  30
Fixed / Floating                          Floating             Floating             Floating            Floating

                                          Class A              Class B          Collateral Invested     Class D            Total
                                                                                      Amount
Certificate Rate                                 5.088%             5.298%                 5.863%           0.000%
Initial Balance                          528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount             528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount                528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount                528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                   528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount       528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount          528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                  70.40%             15.07%                  8.93%            5.60%           100.00%
Floating Allocation Percentage                   70.40%             15.07%                  8.93%            5.60%           100.00%
Principal Collections                     51,527,432.41      11,027,651.26           6,538,518.89     4,098,773.03     73,192,375.59
Realloc Finance Charge Collections         8,554,414.43       1,830,774.30           1,085,503.35       680,464.78     12,151,156.86
YSA Draw                                                                                                                  625,000.00
YSA Investment Proceeds                                                                                                     3,777.80
Realloc Finance Charge plus YSA Draw       8,997,074.00       1,925,510.16           1,141,674.16       715,676.34     12,779,934.66
Monthly Interest                           2,238,500.00         498,847.92             327,322.92             0.00      3,064,670.83
Investor Default Amount (Net)              3,404,779.99         728,674.51             432,045.95       270,834.77      4,836,335.22
Monthly Servicing Fee                        880,000.00         188,333.33             111,666.67        70,000.00      1,250,000.00
Total Due                                  6,523,279.99       1,415,855.76             871,035.53       340,834.77      9,151,006.05

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,779,934.66
Series Adjusted Portfolio Yield                                                                                               12.71%
Base Rate                                                                                                                      6.90%


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                             Y
                         Accumulation Period (Y/N)                                          N
                         Early Amortization (Y/N)                                           N
                         Controlled Accumulation Period                                   12.00
                         Holdings is Servicer                                               Y
                         Paydown Excess CIA (Y/N)                                           Y
                         Paydown Excess Class D (Y/N)                                       Y
                         Controlled Accumulation Amount                                    53,416,666.67
                         Controlled Deposit Amount                                         53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                0.00
                         Principal Funding Account Deposit                                          0.00
                         Ending Principal Funding Account Balance                                   0.00
                         Principal Funding Investment Proceeds                                      0.00

                         Yield Supplement Account Beginning Balance                           625,000.00
                         Yield Supplement Account Release                                     625,000.00
                         Yield Supplement Account Ending Balance                                    0.00

                         Reserve Account Beginning Balance                                          0.00
                         Required Reserve Account Amount                                            0.00
                         Funds Deposited into Reserve Account                                       0.00
                         Ending Reserve Account Balance                                             0.00


C. Certificate Balances and Distrubutions
                                                 Class A             Class B     CIA              Class D            Total
                         Beginning Balance      528,000,000.00  113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
                    Interest Distributions        2,238,500.00      498,847.92      327,322.92             0.00      3,064,670.83
                              PFA Deposits                0.00                                                               0.00
                   Principal Distributions                0.00            0.00            0.00             0.00              0.00
                       Total Distributions        2,238,500.00      498,847.92      327,322.92             0.00      3,064,670.83
                Ending Certificate Balance      528,000,000.00  113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
                               Pool Factor             100.00%         100.00%         100.00%          100.00%
             Total Distribution Per $1,000              4.2396          4.4146           4.8854           0.0000
          Interest Distribution Per $1,000              4.2396          4.4146          4.8854           0.0000
         Principal Distribution Per $1,000              0.0000          0.0000          0.0000           0.0000


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                      2,238,500.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                     2,238,500.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                 0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                          0.00
                       5 Amount of the distribution in respect of Class A Principal:                                    0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                  0.00
                       2 Amount of Class A Investor Charge-Offs                                                         0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                            0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                   0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                         0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                    498,847.92
                       2 Amount of the distribution in respect of Class B monthly interest:                       498,847.92
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                 0.00
                       4 Amount of the distribution in respect of Class B additional interest:                          0.00
                       5 Amount of the distribution in respect of Class B principal:                                    0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                            0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                           0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                      0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                    0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                 0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                              327,322.92
                       2 Amount distributed in respect of Collateral Monthly Interest:                            327,322.92
                       3 Amount distributed in respect of Collateral Additional Interest:                               0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                            0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                    0.00
                       2 The total amount reimbursed in respect of such reductions in the                               0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                 12,779,934.66
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)   9,151,006.05
                       3 Spread Account Requirement per Loan Agreement                                         12,870,000.00
                       4 Finance Charge Shortfall                                                               9,241,071.39
                       5 Available for Other Excess Allocation Series                                                   0.00


K. Application of Reallocated Investor Finance Charge Collections.

                                                              Available          Due           Paid              Shortfall
                 1 Allocated Class A Available Funds        8,997,074.00
                   a Reserve Account Release                        0.00
                   b PFA Investment Earnings                        0.00
                   c Class A Available Funds                8,997,074.00

                 2 Class A Available Funds                  8,997,074.00
                   a Class A Monthly Interest                               2,238,500.00     2,238,500.00         0.00
                   b Class A Servicing Fee                                    880,000.00       880,000.00         0.00
                   c Class A Investor Default Amount                        3,404,779.99     3,404,779.99         0.00
                   d Class A Excess                         2,473,794.01

                 3 Class B Available Funds                  1,925,510.16
                   a Class B Monthly Interest                                 498,847.92       498,847.92         0.00
                   b Class B Servicing Fee                                    188,333.33       188,333.33         0.00
                   c Class B Excess                         1,238,328.91

                 4 Collateral Available Funds               1,141,674.16
                   a Collateral Servicing Fee                                 111,666.67       111,666.67         0.00
                   b Collateral Excess                      1,030,007.50

                 5 Class D Available Funds                    715,676.34
                   a Class D Servicing Fee                                     70,000.00        70,000.00         0.00
                   b Class D Excess                           645,676.34

                 6 Total Excess Spread                      5,387,806.75


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                             Available         Due            Paid              Shortfall
                    1 Available Excess Spread                 5,387,806.75
                    2 Excess Fin Charge Coll                          0.00
                        from Other Series
                    3 Available Funds                         5,387,806.75
                    4 Class A Required Amount Shortfalls                            0.00             0.00              0.00
                    5 Class B Defaults                                        728,674.51       728,674.51              0.00
                    6 Monthly Servicing Fee Shortfalls                              0.00             0.00              0.00
                    7 Collateral Monthly Interest                             327,322.92       327,322.92              0.00
                    8 Collateral Default Amount                               432,045.95       432,045.95              0.00
                    9 Reserve Account Deposit                                       0.00             0.00              0.00
                   10 Class D Monthly Interest                                      0.00             0.00              0.00
                   11 Class D Default Amount                                  270,834.77       270,834.77              0.00
                   12 Other CIA Amounts Owed                                6,582,073.82     3,628,928.61      2,953,145.21
                   13 Excess Fin Coll for Other Series                              0.00             0.00              0.00
                   14 Excess Spread                                   0.00
                   15 Writedowns
                                  a Class A                           0.00
                                  b Class B                           0.00
                                  c CIA                               0.00
                                  d Class D                           0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable             73,192,375.59
                       2 Principal Required to Fund the Required Amount             0.00
                       3 Shared Principal Collections from other Series             0.00
                       4 Other Amounts Treated as Principal Collections     4,836,335.22
                       5 Available Principal Collections                   78,028,710.81

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                        67,000,000.00
                       2 Required Collateral Invested Amount               67,000,000.00
                       3 Amount used to pay Excess CIA                              0.00
                       4 Available Principal Collections                   78,028,710.81

                       5 Class D                                           42,000,000.00
                       6 Required Class D                                  42,000,000.00
                       7 Amount used to pay Excess Class D                          0.00
                       8 Available Principal Collections                   78,028,710.81


July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                       78,028,710.81
                                         a Controlled Deposit Amount                                                    0.00
                                         b Minimum of Avail Prin Coll and CDA                                           0.00
                                         c Controlled Deposit Amount Shortfall                                          0.00
                                         d Amount Deposited in PFA for Class A                                          0.00
                                         e Draw from PFA to pay Class A Principal                                       0.00
                                         f Class A Adjusted Invested Amount                                   528,000,000.00

                       2 Remaining Principal Collections Available                                             78,028,710.81
                                         a Remaining PFA Balance                                                        0.00
                                         b Beginning Class B Outstanding Amount                               113,000,000.00
                                         c Beginning Class B Adjusted Invested Amount                         113,000,000.00
                                         d Amount Deposited in PFA for Class B                                          0.00
                                         e Draw from PFA to pay Class B Principal                                       0.00
                                         f Class B Adjusted Invested Amount                                   113,000,000.00

                       3 Remaining Principal Collections Available                                             78,028,710.81
                                         a Remaining CIA Amount                                                67,000,000.00
                                         b Principal Paid to CIA                                                        0.00
                                         c CIA at the end of the Period                                        67,000,000.00

                       4 Remaining Principal Collections Available                                             78,028,710.81
                                         a Remaining Class D Amount                                            42,000,000.00
                                         b Principal Paid to Class D                                                    0.00
                                         c Class D at the end of the Period                                    42,000,000.00

                         Class A Principal Paid to Investors                                                            0.00
                         Class B Principal Paid to Investors                                                            0.00
                         CIA Principal Paid to Investors                                                                0.00
                         Class D Principal Paid to Investors                                                            0.00
                         Ending Class A Outstanding Amount                                                    528,000,000.00
                         Ending Class B Outstanding Amount                                                    113,000,000.00
                         Ending CIA Outstanding Amount                                                         67,000,000.00
                         Ending Class D Outstanding Amount                                                     42,000,000.00

                       5 Shared Principal Collections                                                          78,028,710.81

July 15 1999 Servicer Report SEC filing

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                0.00
                                         a Remaining Class A Adjusted Invested Amount                         528,000,000.00
                                         b Principal Paid to Class A                                                    0.00
                                         c End of Period Class A Adjusted Invested Amount                     528,000,000.00

                       2 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Class B Adjusted Invested Amount                         113,000,000.00
                                         b Principal Paid to Class B                                                    0.00
                                         c End of Period Class B Adjusted Invested Amount                     113,000,000.00

                       3 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Collateral Invested Amount                                67,000,000.00
                                         b Principal Paid to CIA                                                        0.00
                                         c Collateral Invested Amount at the end of the Period                 67,000,000.00

                       4 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Class D Amount                                            42,000,000.00
                                         b Principal Paid to Class D                                                    0.00
                                         c Class D at the end of the Period                                    42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                         a Current Monthly Period                                      6.90%
                                         b Prior Monthly Period                                        6.82%
                                         c Second Prior Monthly Period                                 6.85%

                         Three Month Average Base Rate                                                                 6.86%

                       2 Series Adjusted Portfolio Yield
                                         a Current Monthly Period                                     12.71%
                                         b Prior Monthly Period                                       13.92%
                                         c Second Prior Monthly Period                                 9.97%

                         Three Month Average Series Adjusted Portfolio Yield                                          12.20%

                       3 Excess Spread
                                         a Current Monthly Period                                      5.81%
                                         b Prior Monthly Period                                        7.10%
                                         c Second Prior Monthly Period                                 3.12%

                         Three Month Average Excess Spread                                                             5.34%

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               15-Jun-99
Current Payment Date                            15-Jul-99
Actual / 360 Days                                   30                 30                     30                    30
30 / 360 Days                                       30                 30                     30                    30
Fixed / Floating                                 Floating           Floating               Floating              Floating

                                         Class A             Class B             Collateral Invested     Class D            Total
                                                                                        Amount
Certificate Rate                              5.118%              5.348%                    5.963%           0.000%
Initial Balance                       528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount          528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount             528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount             528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00      113,000,000.00             67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage               70.40%              15.07%                     8.93%            5.60%          100.00%
Floating Allocation Percentage                70.40%              15.07%                     8.93%            5.60%          100.00%
Principal Collections                  51,527,432.41       11,027,651.26              6,538,518.89     4,098,773.03    73,192,375.59
Realloc Finance Charge Collections      8,570,952.57        1,834,313.71              1,087,601.94       681,780.32    12,174,648.53
YSA Draw                                                                                                                  625,000.00
YSA Investment Proceeds                                                                                                     3,777.80
Realloc Finance Charge plus YSA Draw    9,013,612.14        1,929,049.57              1,143,772.75       716,991.87    12,803,426.33
Monthly Interest                        2,251,700.00          503,556.25                332,906.25             0.00     3,088,162.50
Investor Default Amount (Net)           3,404,779.99          728,674.51                432,045.95       270,834.77     4,836,335.22
Monthly Servicing Fee                     880,000.00          188,333.33                111,666.67        70,000.00     1,250,000.00
Total Due                               6,536,479.99        1,420,564.09                876,618.86       340,834.77     9,174,497.72

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,803,426.33
Series Adjusted Portfolio Yield                                                                                               12.75%
Base Rate                                                                                                                      6.94%

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         Holdings is Servicer                                                  Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                               625,000.00
                         Yield Supplement Account Release                                         625,000.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                               Class A             Class B         CIA             Class D          Total
                        Beginning Balance   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                   Interest Distributions     2,251,700.00       503,556.25       332,906.25             0.00     3,088,162.50
                             PFA Deposits             0.00                                                                0.00
                  Principal Distributions             0.00             0.00             0.00             0.00             0.00
                      Total Distributions     2,251,700.00       503,556.25       332,906.25             0.00     3,088,162.50
               Ending Certificate Balance   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                              Pool Factor          100.00%          100.00%          100.00%          100.00%
            Total Distribution Per $1,000           4.2646           4.4563           4.9688           0.0000
         Interest Distribution Per $1,000           4.2646           4.4563           4.9688           0.0000
        Principal Distribution Per $1,000           0.0000           0.0000           0.0000           0.0000

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                          2,251,700.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                         2,251,700.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                     0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                              0.00
                       5 Amount of the distribution in respect of Class A Principal:                                        0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                      0.00
                       2 Amount of Class A Investor Charge-Offs                                                             0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                       0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                             0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                        503,556.25
                       2 Amount of the distribution in respect of Class B monthly interest:                           503,556.25
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                     0.00
                       4 Amount of the distribution in respect of Class B additional interest:                              0.00
                       5 Amount of the distribution in respect of Class B principal:                                        0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                                0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                               0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                          0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                        0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                     0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                                  332,906.25
                       2 Amount distributed in respect of Collateral Monthly Interest:                                332,906.25
                       3 Amount distributed in respect of Collateral Additional Interest:                                   0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                                0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                        0.00
                       2 The total amount reimbursed in respect of such reductions in the                                   0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                     12,803,426.33
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       9,174,497.72
                       3 Spread Account Requirement per Loan Agreement                                             12,870,000.00
                       4 Finance Charge Shortfall                                                                   9,241,071.39
                       5 Available for Other Excess Allocation Series                                                       0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                  Available           Due              Paid          Shortfall
                   1 Allocated Class A Available Funds             9,013,612.14
                     a Reserve Account Release                             0.00
                     b PFA Investment Earnings                             0.00
                     c Class A Available Funds                     9,013,612.14

                   2 Class A Available Funds                       9,013,612.14
                     a Class A Monthly Interest                                    2,251,700.00     2,251,700.00       0.00
                     b Class A Servicing Fee                                         880,000.00       880,000.00       0.00
                     c Class A Investor Default Amount                             3,404,779.99     3,404,779.99       0.00
                     d Class A Excess                              2,477,132.14

                   3 Class B Available Funds                       1,929,049.57
                     a Class B Monthly Interest                                      503,556.25       503,556.25       0.00
                     b Class B Servicing Fee                                         188,333.33       188,333.33       0.00
                     c Class B Excess                              1,237,159.98

                   4 Collateral Available Funds                    1,143,772.75
                     a Collateral Servicing Fee                                      111,666.67       111,666.67       0.00
                     b Collateral Excess                           1,032,106.09

                   5 Class D Available Funds                         716,991.87
                     a Class D Servicing Fee                                          70,000.00        70,000.00       0.00
                     b Class D Excess                                646,991.87

                   6 Total Excess Spread                           5,393,390.09

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                    Available              Due            Paid         Shortfall
                       1 Available Excess Spread                     5,393,390.09
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             5,393,390.09
                       4 Class A Required Amount Shortfalls                                  0.00             0.00           0.00
                       5 Class B Defaults                                              728,674.51       728,674.51           0.00
                       6 Monthly Servicing Fee Shortfalls                                    0.00             0.00           0.00
                       7 Collateral Monthly Interest                                   332,906.25       332,906.25           0.00
                       8 Collateral Default Amount                                     432,045.95       432,045.95           0.00
                       9 Reserve Account Deposit                                             0.00             0.00           0.00
                      10 Class D Monthly Interest                                            0.00             0.00           0.00
                      11 Class D Default Amount                                        270,834.77       270,834.77           0.00
                      12 Other CIA Amounts Owed                                      6,582,073.83     3,628,928.61   2,953,145.22
                      13 Excess Fin Coll for Other Series                                    0.00             0.00           0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                    73,192,375.59
                       2 Principal Required to Fund the Required Amount                                    0.00
                       3 Shared Principal Collections from other Series                                    0.00
                       4 Other Amounts Treated as Principal Collections                            4,836,335.22
                       5 Available Principal Collections                                          78,028,710.81

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                               67,000,000.00
                       2 Required Collateral Invested Amount                                      67,000,000.00
                       3 Amount used to pay Excess CIA                                                     0.00
                       4 Available Principal Collections                                          78,028,710.81

                       5 Class D                                                                  42,000,000.00
                       6 Required Class D                                                         42,000,000.00
                       7 Amount used to pay Excess Class D                                                 0.00
                       8 Available Principal Collections                                          78,028,710.81

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                           78,028,710.81
                                          a Controlled Deposit Amount                                                       0.00
                                          b Minimum of Avail Prin Coll and CDA                                              0.00
                                          c Controlled Deposit Amount Shortfall                                             0.00
                                          d Amount Deposited in PFA for Class A                                             0.00
                                          e Draw from PFA to pay Class A Principal                                          0.00
                                          f Class A Adjusted Invested Amount                                      528,000,000.00

                       2 Remaining Principal Collections Available                                                 78,028,710.81
                                          a Remaining PFA Balance                                                           0.00
                                          b Beginning Class B Outstanding Amount                                  113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                            113,000,000.00
                                          d Amount Deposited in PFA for Class B                                             0.00
                                          e Draw from PFA to pay Class B Principal                                          0.00
                                          f Class B Adjusted Invested Amount                                      113,000,000.00

                       3 Remaining Principal Collections Available                                                 78,028,710.81
                                          a Remaining CIA Amount                                                   67,000,000.00
                                          b Principal Paid to CIA                                                           0.00
                                          c CIA at the end of the Period                                           67,000,000.00

                       4 Remaining Principal Collections Available                                                 78,028,710.81
                                          a Remaining Class D Amount                                               42,000,000.00
                                          b Principal Paid to Class D                                                       0.00
                                          c Class D at the end of the Period                                       42,000,000.00

                         Class A Principal Paid to Investors                                                                0.00
                         Class B Principal Paid to Investors                                                                0.00
                         CIA Principal Paid to Investors                                                                    0.00
                         Class D Principal Paid to Investors                                                                0.00
                         Ending Class A Outstanding Amount                                                        528,000,000.00
                         Ending Class B Outstanding Amount                                                        113,000,000.00
                         Ending CIA Outstanding Amount                                                             67,000,000.00
                         Ending Class D Outstanding Amount                                                         42,000,000.00

                       5 Shared Principal Collections                                                              78,028,710.81

July 15 1999 Servicer Report SEC filing

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                    0.00
                                          a Remaining Class A Adjusted Invested Amount                            528,000,000.00
                                          b Principal Paid to Class A                                                       0.00
                                          c End of Period Class A Adjusted Invested Amount                        528,000,000.00

                       2 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Class B Adjusted Invested Amount                            113,000,000.00
                                          b Principal Paid to Class B                                                       0.00
                                          c End of Period Class B Adjusted Invested Amount                        113,000,000.00

                       3 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Collateral Invested Amount                                   67,000,000.00
                                          b Principal Paid to CIA                                                           0.00
                                          c Collateral Invested Amount at the end of the Period                    67,000,000.00

                       4 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Class D Amount                                               42,000,000.00
                                          b Principal Paid to Class D                                                       0.00
                                          c Class D at the end of the Period                                       42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  6.94%
                                          b Prior Monthly Period                                    6.86%
                                          c Second Prior Monthly Period                             6.88%

                         Three Month Average Base Rate                                                                     6.89%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 12.75%
                                          b Prior Monthly Period                                   13.96%
                                          c Second Prior Monthly Period                            10.01%

                         Three Month Average Series Adjusted Portfolio Yield                                              12.24%

                       3 Excess Spread
                                          a Current Monthly Period                                  5.81%
                                          b Prior Monthly Period                                    7.10%
                                          c Second Prior Monthly Period                             3.13%

                         Three Month Average Excess Spread                                                                 5.35%

July 15 1999 Servicer Report SEC filing